Background Information (Details) - USD ($)	Oct. 05, 2015	Oct. 31, 2015	Jan. 31, 2015
Background Information [Abstract]
Amount of additional capital needed in next twelve months to implement business plan			$ 400,000
Description of reverse stock split

Each shareholder received one share in the Nevada corporation for every 50 shares they held in the Florida corporation. Fractional shares were rounded up to the nearest whole share, and each shareholder received at least five shares.

Common stock, authorized	480,000,000	480,000,000	480,000,000
Preferred stock, authorized	20,000,000	20,000,000	20,000,000